UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2018

Icagen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54748	20-0982060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Emperor Blvd., Suite 350

Durham, NC 27703

(Address of principal executive offices)

(zip code)

(919) 941-5206

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if

changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreements

On August 31, 2018, Icagen, Inc., a Delaware corporation, as borrower (the “Company”), and its wholly owned subsidiaries, Icagen Corp., a Nevada corporation (“Icagen Corp.”), Caldera Discovery, Inc., a Delaware corporation (“Caldera Discovery”), and XRPro Sciences, Inc., a Delaware corporation (“XRPro Sciences”) (collectively, the “Subsidiaries”) entered into a Credit Agreement and Guaranty (the “Icagen Credit Agreement”) with the banks and other financial institutions from time to time party thereto, as lenders (collectively, the “Icagen Lenders”) and Perceptive Credit Holdings II, LP, a Delaware limited partnership (“Perceptive”), as administrative agent for the Icagen Lenders (in such capacity, the “Administrative Agent”).

In addition, on August 31, 2018, Icagen-T, Inc., a Delaware corporation, as borrower (“Icagen-T”), the Company, Icagen Corp., Caldera Discovery, and XRPro Sciences entered into a Credit Agreement and Guaranty (the “Icagen-T Credit Agreement” and together with the Icagen Credit Agreement, the “Credit Agreements”) with the banks and other financial institutions from time to time party thereto, as lenders, and Perceptive, as administrative agent for the lenders (in such capacity, the “Icagen-T Administrative Agent”).

Amounts.  The Icagen Credit Agreement provides for a $7,250,000 term loan (the “Icagen Term Loan”), which was drawn in full on August 31, 2018 (the “Closing Date”). The Icagen-T Credit Agreement provides for a $8,000,000 term loan (the “Icagen-T Term Loan” and together with the Icagen Term Loan, the “Term Loans”), which was drawn in full on the Closing Date.

The Company and Icagen-T may use the proceeds from the respective Term Loans (i) for general working capital purposes, including, without limitation, business development and licensing purposes, (ii) to repay certain existing indebtedness and (iii) to pay fees, costs and expenses incurred in connection with the transactions contemplated by the Credit Agreements.

Amortization. Commencing on the last day of each calendar quarter ended after August 31, 2020, the Term Loans amortize in an amount equal to 1.0% of the aggregate principal amount of the Term Loans borrowed on the Closing Date.

Maturity.  The Term Loans mature on August 31, 2022 (the “Maturity Date”) unless accelerated pursuant to an event of default, as described below. All amounts outstanding under the Term Loans will be due and payable upon the earlier of the Maturity Date or the acceleration of the loans and commitments upon an event of default.

Interest Rate.  Amounts borrowed under the Credit Agreements bear interest at a rate per annum equal to the sum of the greater of: (i) the London Interbank Offered Rate (LIBOR) for one month periods and (ii) two and one-quarter percent (2.25%), plus an applicable margin rate of 9.75% per annum (the “Interest Rate”).  Furthermore, interest is payable on a monthly basis.

Closing Fee. On August 31, 2018, the Company and Icagen-T each paid a non-refundable closing fee of 2% of the Term Loans (or a total of $305,000) pursuant to the terms of the respective Credit Agreements.

Prepayment Premium. Prepayments of the Term Loans (other than certain mandatory prepayments) prior to the Maturity Date are subject to the following prepayment premium based on the aggregate principal amount of the Term Loans as of the date of any such prepayment: (i) on or prior to the first anniversary of the Closing Date, 12% of the aggregate outstanding principal amount of the Term Loan being prepaid, (ii) following the first anniversary or the Closing Date, but on or prior to the second anniversary of the Closing Date, 8% of the aggregate outstanding principal amount of the Term Loan being prepaid, and (iii) at any time after the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date, 3% of the aggregate outstanding principal amount of the Term Loan being prepaid.

Guarantees and Security. The repayment of the Term Loans and the Company’s and Icagen-T’s other obligations under the Icagen Credit Agreement or Icagen-T Credit Agreement, as applicable, are guaranteed by each of the Company’s subsidiaries (excluding Icagen-T with respect to the Icagen Credit Agreement). Pursuant to the terms and conditions of the Security Agreement, dated August 31, 2018, among the Company, the Subsidiaries and Perceptive (the “Icagen Security Agreement”), the Company’s and the Subsidiaries’ obligations under the Icagen Credit Agreement are secured by (i) a first priority lien on all of the existing and after acquired tangible and intangible assets, including intellectual property, of the Company and the Subsidiaries, and (ii) a pledge of 100% of the Company’s equity interests in the Subsidiaries.

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In addition, pursuant to the terms and conditions of the Security Agreement, dated August 31, 2018, among Icagen-T, the Company, the Subsidiaries and Perceptive (the “Icagen-T Security Agreement”), Icagen-T’s, the Company’s and the Subsidiaries’ obligations under the Icagen-T Credit Agreement are secured by (i) a first priority lien on all of the existing and after acquired tangible and intangible assets, including intellectual property, of the Company and the Subsidiaries other than real estate for which they have a second priority lien, and (ii) a pledge of 100% of the Company’s equity interests in the Subsidiaries.

Covenants; Representations and Warranties; Other Provisions. The Credit Agreements contain customary representations, warranties and covenants, including covenants by each of the Company and Icagen-T limiting additional indebtedness, liens, guaranties, mergers and consolidations, substantial asset sales, investments and loans, sale and leasebacks, transactions with affiliates and fundamental changes and acquisitions. The Credit Agreements also contain covenants requiring that the Company and its subsidiaries maintain cash and cash equivalents held in one or more accounts subject to the first priority perfected security interests of the lenders under the Credit Agreements of not less than (a) $1,000,000 following the Closing Date until March 31, 2019, and (b) $1,500,000 at all times thereafter. In addition, the Credit Agreements provide for specified quarterly minimum consolidated net revenue covenants of the Company and its subsidiaries for the trailing twelve month period ended on each such calculation date during the term of the Credit Agreements.

Default Provisions. The Credit Agreements provide for events of default customary for credit facilities of this type, including but not limited to non-payment of principal and interest, defaults on other debt, misrepresentations, breach of covenants, representations and warranties, change of control, insolvency, bankruptcy and the occurrence of a material adverse effect on the Company and its subsidiaries. After the occurrence of an event of default and for so long as it continues, all outstanding obligations under the Credit Agreements shall accrue interest at the Interest Rate plus 4% per annum. Upon an event of default relating to insolvency, bankruptcy or receivership, the amounts outstanding under the Credit Agreements will become immediately due and payable. Upon the occurrence and continuation of any other event of default, lenders holding a majority of the outstanding loans and commitments may accelerate payment of all obligations and terminate the Lenders’ commitments under the Credit Agreements.

Repayment and Termination of Outstanding Indebtedness

On May 15, 2017, the Company and Icagen-T entered into a Securities Purchase Agreement with GPB Debt Holdings II, LLC (“GPB”), pursuant to which (i) the Company issued to GPB a three year Senior Secured Convertible Note maturing on May 15, 2020, bearing interest at the rate of 13% per annum in the aggregate principal amount of $2,000,000; and (ii) Icagen-T issued to GPB a three year Senior Secured Convertible Note maturing on May 15, 2020, bearing interest at the rate of 13% per annum, in the aggregate principal amount of $8,000,000. The Company and Icagen-T, respectively, used a portion of the proceeds from their Term Loans to repay all amounts due (principal, accrued and unpaid interest and other charges) as of the Closing Date under the GPB Senior Secured Convertible Notes. The Company and Icagen-T paid a total of $10,315,333, which satisfied all outstanding amounts due to GPB, terminated the loan facility with GPB and terminated all commitments of GPB to extend credit under the notes and the other transaction documents.

In addition, on August 31, 2018, the Company issued to GPB a second amended and restated warrant to purchase 857,143 shares of Common Stock (the “GPB Warrant”), pursuant to which, among other things, GPB was granted piggyback registration rights upon the same terms as the Warrant issued to Perceptive (described below).

Warrant

In connection with the entry into the Credit Agreements, on August 31, 2018, the Company issued to Perceptive, or its registered assigns, a warrant (the “Warrant”) to purchase 723,550 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Warrant is exercisable for a period of seven years from the Closing Date and the per-share exercise price is $3.50, subject to certain adjustments as specified in the Warrant (the “Exercise Price”). Upon any exercise of the Warrant, the Exercise Price is payable in cash or, at Perceptive’s option, by withholding a number of shares of Common Stock then issuable upon exercise of the Warrant with an aggregate fair market value equal to the aggregate Exercise Price. The Warrant also contains customary anti-dilution adjustments and price protection.

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The Company also granted Perceptive customary demand and piggy-back registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrant. At any time commencing nine months following the closing of a Qualifying PO (as defined in the Warrant) if the Company is not qualified to register securities under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (or any successor form), then upon the request of the holder(s) of at least 51% of the Warrants and/or shares of Common Stock issuable thereunder (the “Majority Holders”), the Company is obligated, among other things, to (i) file a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) within 90 days following the date on which the request is given for purposes of registering the shares of Common Stock issuable upon exercise of the Warrants, (ii) use its commercially reasonable efforts to have the registration statement declared effective by the SEC as soon as practicable after filing, subject to any cut backs requested by the SEC, and (iii) maintain the registration until all registrable securities may be sold pursuant to Rule 144 under the Securities Act, without restriction as to volume. In addition, at all times after a Qualifying PO, the Company shall use its commercially reasonable efforts to qualify and remain qualified to register securities under the Securities Act pursuant to a registration statement on Form S-3 or any successor form thereto. At any time commencing nine (9) months after such time as the Company shall have qualified for the use of a registration statement on Form S-3, the Majority Holder(s) shall have the right to request registration on Form S-3 or any similar short-form registration. Further, whenever the Company proposes to register any shares of its Common Stock under the Securities Act (with certain exceptions), the Company shall also include in such registration statement Perceptive’s shares of Common Stock issuable upon exercise of the Warrant, provided that cut backs may apply in certain situations.

The foregoing description of the Warrants (including the registration rights), the GPB Warrant, the Credit Agreements, the Term Loans and the security for the Term Loans is not complete and is subject to and qualified in its entirety by reference to the Warrant, the GPB Warrant, the Icagen Credit Agreement, the Icagen-T Credit Agreement, the Icagen Security Agreement, and the Icagen-T Security Agreement, copies of which are attached as Exhibit 4.1, Exhibit 4.2, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Form 8-K regarding the repayment and termination of outstanding indebtedness owed to GPB is incorporated herein by reference in this Item 1.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K regarding the entry into, and borrowings under, the Credit Agreements is incorporated herein by reference in this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information regarding the Warrant set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. The Company issued to Perceptive the Warrant and the shares of the Company’s common stock issuable upon exercise of the Warrant in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration for private placements based in part on the representations made by Perceptive, including the representations with respect to Perceptive’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and Perceptive’s investment intent.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Warrant to Purchase Common Stock issued to Perceptive Credit Holdings II, LP.

4.2	Second Amended and Restated Warrant issued to GPB Debt Holdings II, LLC

10.1*	Credit Agreement and Guaranty, dated as of August 31, 2018, by and among, Icagen, Inc., Caldera Discovery, Inc., XRpro Sciences, Inc., Icagen Corp., the banks and other financial institutions from time to time party thereto, as Lenders, and Perceptive Credit Holdings II, LP, as administrative agent for the Lenders.

10.2*	Credit Agreement and Guaranty, dated as of August 31, 2018, by and among, Icagen-T, Inc., Icagen, Inc., Caldera Discovery, Inc., XRpro Sciences, Inc., Icagen Corp., the banks and other financial institutions from time to time party thereto, as Lenders, and Perceptive Credit Holdings II, LP, as administrative agent for the Lenders.

10.3	Security Agreement, dated as of August 31, 2018, by and among Icagen, Inc., certain of the Icagen, Inc’s subsidiaries from time to time parties thereto, and Perceptive Credit Holdings II, LP, as administrative agent for the Lenders.

10.4	Security Agreement, dated as of August 31, 2018, by and among Icagen-T, Inc., Icagen, Inc., certain of Icagen, Inc.’s subsidiaries from time to time parties thereto, and Perceptive Credit Holdings II, LP, as administrative agent for the Lenders.

*	Certain information, including certain schedules, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted information will be furnished to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2018	ICAGEN, INC.

	By:	/s/ Mark Korb
	Name:	Mark Korb
	Title:	Chief Financial Officer

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